UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 21, 2005
                        (Date of earliest event reported)

                            NEXTPHASE WIRELESS, INC.
               (Exact Name of Registrant as Specified in Charter)

       Nevada                       000-27339               88-0343832
       ------                       ---------               ----------
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
Incorporation)                                       No.)

          300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (909) 585-0444

                             EDISON RENEWABLES, INC.
             1940 Deer Park Avenue, #390, Deer Park, New York 11729
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.   Unregistered Sales of Equity Securities.

     On January 28, 2005, Edison Renewables, Inc. issued an aggregate of 2,200,000 shares of common stock to certain individuals in payment for services rendered. The shares were issued to the following individuals and in the amounts set forth below opposite their respective names:

     Recipient                                            Number of Shares of
     ---------                                            Common Stock
                                                          -------------------
     Stephen  Young,  Chairman  of the Board,             600,000
     Chief  Executive  Officer,  Chief Financial
     Officer, Treasurer and Director

     James Wray, Executive Vice President Sales           600,000
     and Marketing and Director

     Paul Steo, consultant and Director                  1,000,000

     These Shares were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year.

     On January 21, 2005, Edison amended its Articles of Incorporation to change its name to "NextPhase Wireless, Inc." NextPhase's common stock began trading on the Over-the-Counter Bulletin Board under its new symbol "NXPW" on Wednesday, January 26, 2005.

ITEM 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits

          (3)(i) Certificate of Amendment to Articles of Incorporation filed on January 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 31, 2005

                                       NEXTPHASE WIRELESS, INC.


                                       By: /s/ Stephen Young
                                          --------------------------------------
                                          Stephen Young, Chairman of the Board,
                                          Chief Executive Officer, Chief
                                          Financial Officer, Treasurer